Leases	12 Months Ended
Mar. 31, 2021
Leases
Leases

20. Leases

The Group leases assets from other parties (the Group is a lessee) and also leases assets to other parties (the Group is a lessor).  This note describes how the Group accounts for leases and provides details about its lease arrangements.

Lease accounting policy under IFRS 16

As a lessee

When the Group leases an asset, a ‘right-of-use asset’ is recognised for the leased item and a lease liability is recognised for any lease payments to be paid over the lease term at the lease commencement date. The right-of-use asset is initially measured at cost, being the present value of the lease payments paid or payable, plus any initial direct costs incurred in entering the lease and less any lease incentives received.

Right-of-use assets are depreciated on a straight-line basis from the commencement date to the earlier of the end of the asset’s useful life or the end of the lease term. The lease term is the non-cancellable period of the lease plus any periods for which the Group is ‘reasonably certain’ to exercise any extension options (see below). The useful life of the asset is determined in a manner consistent to that for owned property, plant and equipment (as described in note 11). If right-of-use assets are considered to be impaired, the carrying value is reduced accordingly.

Lease liabilities are initially measured at the value of the lease payments over the lease term that are not paid at the commencement date and are usually discounted using the incremental borrowing rates of the applicable Group entity (the rate implicit in the lease is used if it is readily determinable). Lease payments included in the lease liability include both fixed payments and in-substance fixed payments during the term of the lease.

After initial recognition, the lease liability is recorded at amortised cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in an index or rate (e.g. an inflation related increase) or if the Group’s assessment of the lease term changes; any changes in the lease liability as a result of these changes also results in a corresponding change in the recorded right-of-use asset.

As a lessor

Where the Group is a lessor, it determines at inception whether the lease is a finance or an operating lease. When a lease transfers substantially all the risks and rewards of ownership of the underlying asset then the lease is a finance lease; otherwise the lease is an operating lease.

Where the Group is an intermediate lessor, the interests in the head lease and the sub-lease are accounted for separately and the lease classification of a sub-lease is determined by reference to the right-of-use asset arising from the head lease.

Income from operating leases is recognised on a straight-line basis over the lease term. Income from finance leases is recognised at lease commencement with interest income recognised over the lease term.

Lease income is recognised as revenue for transactions that are part of the Group’s ordinary activities (primarily leases of handsets or other equipment to customers, leases of wholesale access to the Group’s fibre and cable networks). The Group uses IFRS 15 principles to allocate the consideration in contracts between any lease and non-lease components.

Accounting policies under IAS 17 and IFRIC 4 for the year ended 31 March 2019

The Group adopted IFRS 16 on 1 April 2019 using the modified retrospective approach and comparative information was not restated.  Financial information for the year ended 31 March 2019 is reported in accordance with IAS 17 and IFRIC 4, as described below.

As a lessee

Leases were classified as finance leases whenever the terms of the lease transferred substantially all the risks and rewards of ownership of the asset to the lessee; all other leases were classified as operating leases.

Assets held under finance leases were recognised as assets of the Group at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments as determined at the inception of the lease. The corresponding liability to the lessor was included in the statement of financial position as a finance lease obligation. Lease payments were apportioned between finance charges and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Depreciation and finance charges were recognised in the income statement.

Rentals payable under operating leases were charged, and lease incentives received, were credited to the income statement on a straight-line basis over the term of the relevant lease.

As a lessor

Lessor accounting applied for the year ended 31 March 2019 was consistent with that described for IFRS 16 above, except for the lease classification, as a finance or operating lease, of a sub-lease which was determined by reference to the underlying asset.

The Group’s leasing activities

As a lessee

The Group leases buildings for its retail stores, offices and data centres, land on which to construct mobile base stations, space on mobile base stations to place active RAN equipment and network space (primarily rack space or duct space). In addition, the Group leases fibre and other fixed connectivity to provide internal connectivity for the Group’s operations and on a wholesale basis from other operators to provide fixed connectivity services to the Group’s customers.

The Group’s general approach to determining lease term by class of asset is described in note 1 under critical accounting judgements and key sources of estimation uncertainty.

Most of the Group’s leases include future price increases through fixed percentage increases, indexation to inflation measures on a periodic basis or rent review clauses. Other than fixed percentage increases the lease liability does not reflect the impact of these future increases unless the measurement date has passed. The Group’s leases contain no material variable payments clauses other than those related to the number of operators sharing space on third party mobile base stations.

The Group sub-leases excess retail and office properties under both operating and finance leases; see disclosure on the Group’s leasing activities as a lessor below.

Operational lease periods

Where practicable the Group seeks to include extension or break options in leases to provide operational flexibility, therefore many of the Group's lease contracts contain optional periods. The Group's policy on assessing and reassessing whether it is reasonably certain that the optional period will be included in the lease term is described in note 1 under critical accounting judgements and key sources of estimation uncertainty.

After initial recognition of a lease, the Group only reassesses the lease term when there is a significant event or a significant change in circumstances, which was not anticipated at the time of the previous assessment. Significant events or significant changes in circumstances could include merger and acquisition or similar activity, significant expenditure on the leased asset not anticipated in the previous assessment, or detailed management plans indicating a different conclusion on optional periods to the previous assessment. Where a significant event or significant change in circumstances does not occur, the lease term and therefore lease liability and right-of-use asset value, will decline over time.

The Group’s cash outflow for leases in the year ended 31 March 2021 was €4,234 million (2020: €3,902 million) and, absent significant future changes in the volume of the Group’s activities or strategic changes to use more or fewer owned assets this level of cash outflow from leases would be expected to continue for future periods, subject to contractual price increases. The future cash outflows included within lease liabilities are shown in the maturity analysis below on page 171. The maturity analysis only includes the reasonably certain payments to be made; cash outflows in these future periods will likely exceed these amounts as payments will be made on optional periods not considered reasonably certain at present and on new leases entered into in future periods.

The Group’s leases for customer connectivity are normally either under regulated access or network sharing or similar preferential access arrangements and as a result the Group normally has significant flexibility over the term it can lease such connections for; generally the notice period required to cancel the lease is less than the notice period included in the service contract with the end customer.  As a result, the Group does not have any significant cash exposure to optional periods on customer connectivity as the Group can cancel the lease when the service agreement ends. In some circumstances the Group is committed to minimum spend amounts for connectivity leases, which are included within reported lease liabilities.

Sale and leaseback

In the year ended 31 March 2020, the Group sold its Italian mobile base station assets to Infrastrutture Wireless Italiane S.p.A. (‘INWIT’) (see note 27 “Acquisitions and disposals” for additional details), and entered into an agreement to lease back space on these and other INWIT mobile base station towers to locate network equipment for 8 years (see note 30 “Related party transactions”). The Group de-recognised assets related to the mobile base stations with a net book value of €548 million. A total gain on disposal of €4,100 million was realised as a result of the disposal; €744 million of this gain, reflecting the gain on the proportion of sold towers that has been retained through the leaseback, was recorded in the year ended 31 March 2020 as a reduction in the value of the right-of-use asset recognised for the leaseback of tower space and will be realised as a reduction in depreciation over the lease term.

Other sale and leaseback transactions entered into by the Group were not material, individually or in aggregate.

Amounts recognised in the primary financial statements in relation to lessee transactions

Right-of-use assets

The carrying value of the Group’s right-of-use assets, depreciation charge for the year and additions during the year are disclosed in note 11 “Property, plant and equipment”.

Lease liabilities

The Group’s lease liabilities are disclosed in note 21 “Borrowings”. The maturity profile of the Group’s lease liabilities is as follows:

	2021	2020
		Re-presented[1]
	€m	€m
Within one year	3,419	3,198
In more than one year but less than two years	2,142	2,018
In more than two years but less than three years	1,661	1,542
In more than three years but less than four years	1,457	1,337
In more than four years but less than five years	1,316	1,128
In more than five years	4,696	4,443
	14,691	13,666
Effect of discounting	(1,659)	(1,548)
Lease liability (note 21 "Borrowings")	13,032	12,118

Note:

1The prior year comparatives have been re-presented to reflect that Vodafone Egypt is no longer held for sale. See Note 7 “Discontinued operations and assets and liabilities held for sale”. The impact of the re-presentation is to increase total undiscounted lease liabilities by €75 million and total discounted lease liabilities by €55 million, respectively, compared to the amount previously reported.

At 31 March 2021 the Group has entered into lease contracts with payment obligations with an undiscounted value of €82 million (2020: €67 million) that had not commenced at 31 March 2021.

Interest expense on lease liabilities for the year is disclosed in note 5 “Investment income and financing costs”.

The Group has no material liabilities under residual value guarantees and makes no material payments for variable payments not included in the lease liability. The Group does not apply either the short term or low value expedient options in IFRS 16.

As a lessor

The Group has a wide range of lessor activities with consumer and enterprise customers, other telecommunication companies and other companies. With consumer and enterprise customers, the Group generates lease income from the provision of handsets, routers and other communications equipment. The Group provides wholesale access to the Group’s fibre and cable networks and leases out space on the Group’s owned mobile base stations to other telecommunication companies. In addition, the Group sub-leases retail stores to franchise partners in certain markets and leases out surplus assets (e.g. vacant offices and retail stores) to other companies.

Lessor transactions are classified as operating or finance leases based on whether the lease transfers substantially all of the risks and rewards incidental to ownership of the asset. Leases are individually assessed, but generally, the Group’s lessor transactions are classified as:

-Operating leases where the Group is lessor of space on owned mobile base stations, provides wholesale access to its fibre and cable networks or provides routers or similar equipment to fixed customers; and

-Finance leases where the Group is sub-lessor of handsets or similar items in back-to-back arrangements or where surplus assets are sublet out for all or substantially all of the remaining head lease term.

The Group’s income as a lessor in the year is as follows:

	2021	2020
	€m	€m
Operating leases
Lease revenue (note 2 "Revenue disaggregation and segmental analysis")	559	502
Income from leases not recognised as revenue	180	203

The Group’s net investments in leases are disclosed in note 14 “Trade and other receivables”. The committed amounts to be received from the Group’s operating leases are as follows:

				Maturity
	Within one	In one to two	In two to	In three to four	In four to five	In more than
	year	years	three years	years	years	five years	Total
	€m	€m	€m	€m	€m	€m	€m
31 March 2021
Committed operating lease income due to the Group as a lessor	510	261	175	134	115	395	1,590

31 March 2020
Committed operating lease income due to the Group as a lessor	442	211	114	53	44	223	1,087

The Group has no material lease income arising from variable lease payments.